                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned principal executive officer of RefcoFund Holdings, LLC, the general partner (the "General Partner") of S&P Managed Futures Index Fund, LP (the "Fund"), and principal financial officer of the General Partner hereby certifies that:

(1) the accompanying Quarterly Report on Form 10-Q the Fund for the quarterly period ended September 30, 2005 (the "Report") fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: December 1, 2005            /s/ Richard C. Butt
                                    ---------------------------------------
                                    Richard C. Butt
                                    President
                                    (principal executive officer)
                                    RefcoFund Holdings, LLC
                                    General Partner

                                    /s/ Eric A. Simonsen
                                    ---------------------------------------
                                    Eric A. Simonsen
                                    Chief Financial Officer
                                    (principal financial and accounting officer)
                                    RefcoFund Holdings, LLC
                                    General Partner

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Fund for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.